UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2005


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                        0-12853                  93-0370304
(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                  File Number)           Identification No.)


13900 NW Science Park Drive, Portland, Oregon                      97229
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141

                                    No Change

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On March 22, 2005, Electro Scientific Industries, Inc. (the "Company") announced its financial results for the third quarter of fiscal 2005. The Company's press release announcing this event is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         (c)  Exhibits
         -------------
         99.1     Press release dated March 22, 2005


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 22, 2005


                                   Electro Scientific Industries, Inc.



                                   By     /s/ J. Michael Dodson
                                        ----------------------------------------
                                        J. Michael Dodson
                                        Senior Vice President of Administration,
                                        Chief Financial Officer and Secretary




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


                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated March 22, 2005.



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